                                    UAM Funds
                                    Funds for the Informed Investor(SM)



Heitman Real Estate Portfolio

Semi-Annual Report                                                 June 30, 2001



                                                                   [LOGO] UAM(R)

UAM FUNDS                                          Heitman Real Estate Portfolio
                                                   June 30, 2001

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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .......................................................  1

Statement of Net Assets ....................................................  6

Statement of Operations ....................................................  8

Statement of Changes in Net Assets .........................................  9

Financial Highlights ....................................................... 10

Notes to Financial Statements .............................................. 12

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

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

August 1, 2001

Dear Shareholder:

PERFORMANCE
The first six months of 2001 continued to be strong for REITs, with the Wilshire Real Estate Securities Index (WRESI) turning in year to date performance of positive 9.8%. By comparison, the S&P 500 Index was down 6.7% and the Russell 2000 was up 6.9% year to date.

The performance of the Heitman Real Estate Portfolio (the "Portfolio") year to date was 6.7% for the Institutional Class, and 6.5% at net asset value and 1.4% /(1)/ at public offering price for the Advisor Class. The Portfolio generated strong absolute returns, but underperformed our benchmark for the year due primarily to the Portfolio's value orientation. The Portfolio has a long-established performance objective of exceeding the WRESI. Since inception of the Portfolio in March, 1989 through June 30, 2001, Portfolio performance has been 9.0%, outperforming the WRESI by 258 basis points. The following table compares the Portfolio's performance versus the indices for the period ending June 30, 2001.

Average Annual Total Returns


                                             Advisor Class   Advisor Class        Wilshire
                              Institutional   Net Asset     Public  Offering     Real Estate
                                  Class          Value          Price/(1)/     Securities Index    S&P 500
                              -------------  ------------   ----------------   ----------------    -------
3/13/89/(2)/ - 6/30/01            9.01%            N/A              N/A              6.43%          15.12%
5/15/95/(3)/ - 6/30/01              N/A         12.51%           11.62%             13.17%          17.01%
10 Years Ending
   6/30/01                       11.73%            N/A              N/A             10.29%          15.09%
5 Years Ending
   6/30/01                       11.59%         11.02%            9.96%             11.50%          14.48%
3 Years Ending
   6/30/01                        5.97%          5.48%            3.77%              6.60%           3.90%
1 Year Ending
   6/30/01                       19.18%         18.59%           12.92%             24.55%         -14.83%
Quarter Ending
   6/30/01                        9.92%          9.76%            4.51%             10.90%           5.85%

2001 YTD                          6.69%          6.47%            1.37%              9.77%          -6.70%

_____________________
(1) Reflects the deduction of the maximum 4.75% sales charge and assumes reinvestment of all dividends at net asset value.
(2) Inception date of Institutional Class. Index comparisons begin on 2/28/89.
(3) Inception date of Advisor Class. Index comparisons begin on 4/30/95.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

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All property sectors within the WRESI have posted positive returns year to date.
The regional retail sector has offered the largest gain year to date, up 28.3%, with the factory outlet sector next with a year to date return of 26.0%. Three other sectors posted positive double-digit returns year to date (storage, local retail and hotels). The lowest year to date return was in the industrial sector, which had year to date performance of 4.4%.

The continuing strong positive performance of REITs in 2001 represents a continuation of the rebound in values, after two down years in 1998 and 1999. The weighted average REIT Cash Available for Distribution (CAD) multiple contracted from 14.8x at the end of 1997 to approximately 9.0x at the end of 1999. By the mid-point of 2001, the weighted average CAD multiple increased to approximately 9.7x.

Market Capitalization

During 2001, the market capitalization of the WRESI continued to increase and as of June 30, 2001 stands at $142.4 billion. The recent increase in market capitalization has largely been a reflection of REIT price performance. There has only been a modest increase in new equity capital raised in 2001, with zero raised in the form of initial public offerings and only $2.0 billion in secondary offerings. Equity remains an expensive source of capital for real estate companies trading below net asset value. Consolidation within the sector should continue and we expect few, if any, new companies going public in the near-term. Longer term, we expect the market capitalization of the WRESI to increase as commercial property ownership in the United States continues its gradual shift from private to public ownership.

Real Estate Market Conditions

As the economy has exhibited signs of slowing during 2001, the demand for real estate has also weakened. While the supply of new real estate remains at reasonable levels, the time it takes to lease new properties has increased as corporate America faces tougher economic times. This, combined with employment cuts and existing tenants' shrinking demand for space, has resulted in rising vacancy rates in the office sector. This has been most acute in technology-heavy markets such as San Francisco and Austin. But the increases need to be kept in perspective. While the demand for all types of real estate is affected by slower economic growth, the long term nature of the underlying leases helps stabilize cash flows, relative to other sectors of the economy. Unlike a decade ago, real estate markets are in remarkably good shape. Vacancy rates are low across most property types and regions.

Other properties types have been less directly impacted than has office by corporate job cuts and slower demand for space. For apartments, slower economic growth has

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

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historically meant reduced competition from ownership housing because households generally lose the confidence to make big ticket purchases as the economy slows. This has generally offset any reduced demand resulting from fewer entrants into the job market. Higher interest rates that have frequently presaged a recession also made home ownership less affordable. This current cycle is somewhat different. Consumer confidence has thus far been the bulwark of the U.S. economy and interest rates have been cut aggressively. The outcome has been remarkable strength in the ownership housing market, both new and resale. As a result, apartment owners have seen some diminution of demand due to weaker employment growth and yet continue to face competition from the ownership market. But again, this needs to be kept in perspective. Most apartment markets are well balanced with moderate vacancy, limited new development, and solid if not spectacular rent growth.

Typically a slowing economy results in softer retail sales that have been the case thus far in 2001. Although consumer confidence remains high and big-ticket items such as cars and homes are selling, other retail sales have been sluggish. Household balance sheets are highly levered and it may be a case of the consumer being shopped out as much as lacking confidence. Recent bankruptcies of Bradlees and Montgomery Ward and sluggish comparable store sales at major tenants such as the GAP and Ann Taylor have presented the owners of retail assets with challenges. Thus far the landlords have done a good job in meeting these challenges and retail occupancy has only fallen marginally. After a great year in 2000, the industrial sector has seen softer demand. This is to be expected as the demand for space to store and ship goods is closely related to the health of corporate America. With America currently teetering on the brink of recession, demand for new warehouse space has diminished. Again, perspective is necessary here as markets remain in pretty good shape despite slower demand. New warehouse supply has fallen dramatically during 2001 and vacancy is at a much lower level than at the beginning of the last economic downturn. Hotel companies have been most quickly and directly impacted by the slowing economy. In the face of earning challenges, many corporations are slashing travel budgets for 2001. Corporate travel is the most important driver of demand for hotels. As a result early in 2001 hotel companies reported declining occupancy. More recently room rates have also fallen. This has led to expectations of flat or negative earnings growth for 2001 and an uncertain outlook for 2002.

Near Term Outlook

The strong performance of the REIT sector thus far in 2001 encourages us to believe that investors currently consider income and value stocks worthy alternatives to growth-at-any-price and momentum stocks that have recently dominated the domes-

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

tic equity market. Continued investor enthusiasm for income and value stocks would support additional strong performance for REITs, that still remain inexpensive on a historical basis. In fact, as of June 30, 2001 the average REIT's stock price represented a minor premium (+0.6%) to the net asset value of the real estate owned by the REIT, compared to the historical average of +4.3%.

Given the generally healthy state of U.S. property markets, the outlook for the fundamental driver of earnings for REITs, increasing market rental rates, appears favorable even considering the prospect for slower economic growth in 2001. REITs will continue to grow earnings through active management of core portfolios, through reinvestment of free cash flow into acquisitions and developments of new real estate assets, and through capital recycling such as sales of mature properties paired with developments of new properties. We anticipate a stabilized REIT earnings growth rate of approximately 8-9% for 2001.

The outlook for 2002 is less certain given the state of the economy. If the economy slips into recession we would expect the demand for all types of real estate to remain sluggish. Properties with the shortest lease terms (e.g., hotels and apartments) would be the most quickly impacted. If consumer confidence slides, retail sales and the demand for retail space could also slow further. More positively, the demand for apartments would likely stabilize if ownership housing markets weaken. But again, perspective is crucial. Under a worst case economic scenario we still expect REITs to grow earnings 6-7% during 2002, which would likely make REITs one of the top-performing sectors. If the economy improves going into 2002, REITs are likely to perform at least as well as 2001 (8-9% earnings growth) and if attractive investment opportunities present themselves along the way, REITs could easily exceed 2001 performance. This stable, visible earnings growth when combined with an attractive dividend yield suggests low teens annual total returns for REITs over the 2001-2002 period. As of June 30, 2001, the dividend yield on the WRESI stood at 6.2% compared with yields of 5.2% on the 10-year Treasury and 1.3% on the S&P Utilities Index (SPXU).


Sincerely,

/s/ Timothy J. Pire              /s/ Reagan Pratt            /s/ Larry Antonotos

Timothy J. Pire, CFA             Reagan Pratt                Larry Antonotos
Portfolio Manager                Portfolio Manager           Portfolio Manager

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UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

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The investment results presented in the Advisor's letter represent past performance and should not be construed as a guarantee of future results. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that the Portfolio will meet its stated objectives.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.


                       Definition of Comparative Indices
                       ---------------------------------

Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000 Index.

Standard & Poor's 500 Index is an unmanaged index composed of the 400 industrial, 40 financial, 40 utility and 20 transportation stocks.

Standard & Poor's Utilities Index is a market capitalization weighted index representing three utility groups and, with the three groups, 43 of the largest utility companies listed on the New York Stock Exchange.

Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies and partnerships. The index is used by the institutional investment community as a broad measure of the performance of public real estate equity for asset allocation and performance comparison.

    The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index' return, the
                      performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   JUNE 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCKS - 95.9%

                                                        Shares         Value
                                                      ---------    -----------
Apartment Investment & Management, Cl A ........       110,400     $ 5,321,280
AvalonBay Communities ..........................       101,500       4,745,125
Bedford Property Investors .....................       121,600       2,547,520
Brandywine Realty Trust ........................       155,000       3,479,750
Brookfield Properties ..........................       170,900       3,265,899
Cabot Industrial Trust .........................        74,600       1,566,600
Camden Property Trust ..........................        75,100       2,756,170
Catellus Development* ..........................       152,500       2,661,125
CBL & Associates Properties ....................        89,100       2,734,479
Chelsea Property Group .........................        23,393       1,097,132
Duke Realty ....................................       138,830       3,449,925
Eastgroup Properties ...........................        71,218       1,609,527
Equity Office Properties Trust .................       217,100       6,866,873
Equity Residential Properties Trust ............        93,966       5,313,777
Essex Property Trust ...........................        55,052       2,727,827
Federal Realty Investors Trust .................        79,400       1,646,756
General Growth Properties ......................       120,600       4,746,816
Hospitality Properties Trust ...................        66,800       1,903,800
Host Marriott ..................................       233,900       2,928,428
Kilroy Realty ..................................        77,600       2,258,160
Kimco Realty ...................................        57,600       2,727,360
Mack-Cali Realty ...............................        52,800       1,503,744
Manufactured Home Communities ..................        27,300         767,130
Pacific Gulf Properties ........................       164,200         802,938
Pan Pacific Retail Properties ..................        53,582       1,393,132
Philips International Realty ...................       124,500         522,900
Prentiss Properties Trust ......................        79,900       2,101,370
Prologis Trust .................................       277,370       6,301,846
PS Business Parks ..............................        78,500       2,198,000
Public Storage .................................       116,100       3,442,365
Security Capital Group, Cl B* ..................        96,400       2,062,960
Spieker Properties .............................       118,200       7,086,090
Starwood Hotels & Resorts Worldwide ............        97,300       3,627,344
Sun Communities ................................        62,500       2,209,375
Taubman Centers ................................       106,700       1,493,800
TrizecHahn .....................................        94,700       1,722,593
Weingarten Realty Investors ....................        10,200         447,270
                                                                   -----------
TOTAL COMMON STOCKS
  (Cost $91,404,543) ...........................                   104,037,186
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                              HEITMAN REAL ESTATE PORTFOLIO
                                       JUNE 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 6.7%

                                                                                  Face
                                                                                 Amount         Value
                                                                              -----------    ------------
REPURCHASE AGREEMENTS -- 6.7%
   JP Morgan Chase 3.60%, dated 06/30/01, due 07/02/01,
      to be repurchased at $7,305,191, collateralized by $6,854,670 of a U.S. Treasury Note, valued at $7,341,784
      (Cost $7,303,000) ..................................................     $7,303,000    $  7,303,000
                                                                                             ------------
   TOTAL INVESTMENTS -- 102.6%
      (Cost $98,707,543) (A) .............................................                    111,340,186
                                                                                             ------------
     OTHER ASSETS AND LIABILITIES, NET -- (2.6%) .........................                     (2,842,059)
                                                                                             ------------
NET ASSETS CONSIST OF:
     Paid in Capital .....................................................                     93,511,681
     Distributions in excess of net investment income ....................                       (242,590)
     Accumulated net realized gain on investments ........................                      2,596,393
     Net unrealized appreciation on investments ..........................                     12,632,643
                                                                                             ------------
     Total Net Assets -- 100.0% ..........................................                   $108,498,127
                                                                                             ============
     Institutional Class Shares:
     Net Assets ..........................................................                   $ 86,860,326
     Shares Issued and Outstanding+ ......................................                      8,709,895
                                                                                             ============
     Net Asset Value, Offering and Redemption Price Per Share ............                          $9.97
                                                                                             ============
     Advisor Class Shares:
     Net Assets ..........................................................                   $ 21,637,801
     Shares Issued and Outstanding+ ......................................                      2,175,346
                                                                                             ============
     Net Asset Value and Redemption Price Per Share ......................                          $9.95
                                                                                             ============
     Offering Price Per Share ($9.95/.9525) ..............................                         $10.45
                                                                                             ============

*   Non-Income Producing Security
+   Unlimited Number of Shares Authorized
Cl   Class
(A) The cost for federal income tax purposes was $98,707,543. At June 30, 2001, net unrealized appreciation for all securities based on tax cost was $12,632,643. This consisted of aggregate gross unrealized appreciation for all securities of $13,441,314 and aggregate gross unrealized depreciation for all securities of $808,671.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          HEITMAN REAL ESTATE PORTFOLIO
                                                   FOR THE SIX MONTHS ENDED
                                                   JUNE 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends .............................................................   $2,426,644
Interest ..............................................................       48,149
Less: Foreign Taxes Withheld ..........................................       (9,192)
                                                                          ----------
  Total Investment Income .............................................    2,465,601
                                                                          ----------
Expenses
Investment Advisory Fees -- Note B ....................................      349,799
Administrative Fees -- Note C .........................................       88,529
Distribution and Shareholder Servicing Fees -- Note D .................       48,857
Printing Fees .........................................................       24,232
Registration and Filing Fees ..........................................       12,855
Audit Fees ............................................................       12,000
Custodian Fees ........................................................       10,065
Legal Fees ............................................................        8,000
Insurance Expense .....................................................        2,429
Trustees' Fees -- Note E ..............................................        1,982
Other Expenses ........................................................       27,059
                                                                          ----------
  Net Expenses Before Expense Offset ..................................      585,807
Expense Offset -- Note A ..............................................          (65)
                                                                          ----------
  Net Expenses After Expense Offset ...................................      585,742
                                                                          ----------
Net Investment Income .................................................    1,879,859
                                                                          ----------
Net Realized Gain on Investments ......................................    2,818,889
Net Change in Unrealized Appreciation (Depreciation) on Investments ..     1,393,697
                                                                          ----------
Net Realized and Unrealized Gain on Investments .......................    4,212,586
                                                                          ----------
Net Increase in Net Assets Resulting from Operations ..................   $6,092,445
                                                                          ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

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STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Six Months
                                                                                            Ended         Year Ended
                                                                                        June 30, 2001     December 31,
                                                                                         (Unaudited)          2000
                                                                                        ------------      ------------
Increase in Net Assets
Operations:
     Net Investment Income .........................................................    $  1,879,859      $  3,781,739
     Net Realized Gain .............................................................       2,818,889           193,199
     Net Change in Unrealized Appreciation (Depreciation) ..........................       1,393,697        17,053,240
                                                                                        ------------      ------------
     Net Increase in Net Assets Resulting from Operations ..........................       6,092,445        21,028,178
                                                                                        ------------      ------------
   Distributions:
     Net Investment Income:
        Institutional Class ........................................................      (1,681,819)       (2,893,642)
        Advisor Class ..............................................................        (440,630)         (916,696)
     Return of Capital:
        Institutional Class ........................................................              --          (609,285)
        Advisor Class ..............................................................              --          (193,020)
                                                                                        ------------      ------------
        Total Distributions ........................................................      (2,122,449)       (4,612,643)
                                                                                        ------------      ------------
Capital Share Transactions:
Institutional Class
     Issued ........................................................................      18,275,841        26,462,617
     In Lieu of Cash Distributions .................................................         800,692         1,541,912
     Redeemed ......................................................................     (10,386,956)      (30,953,035)
                                                                                        ------------      ------------
        Net Increase (Decrease) from Institutional Class Shares ....................       8,689,577        (2,948,506)
                                                                                        ------------      ------------
Advisor Class
     Issued ........................................................................         583,093         1,945,983
     In Lieu of Cash Distributions .................................................         401,999         1,001,395
     Redeemed ......................................................................      (3,575,819)      (13,253,857)
                                                                                        ------------      ------------
        Net Decrease from Advisor Class Shares .....................................      (2,590,727)      (10,306,479)
                                                                                        ------------      ------------
        Net Increase (Decrease) from Capital Share Transactions ....................       6,098,850       (13,254,985)
                                                                                        ------------      ------------
        Total Increase .............................................................      10,068,846         3,160,550
                                                                                        ------------      ------------
Net Assets:
     Beginning of Period ...........................................................      98,429,281        95,268,731
                                                                                        ------------      ------------
     End of Period (including undistributed net investment income
        of $(242,590) and $0, respectively) ........................................    $108,498,127      $ 98,429,281
                                                                                        ============      ============
Shares Issued and Redeemed:
   Institutional Class:
     Issued ........................................................................       1,889,366         3,044,058
     In Lieu of Cash Distributions .................................................          84,016           172,724
     Redeemed ......................................................................      (1,106,440)       (3,551,678)
                                                                                        ------------      ------------
        Net Increase (Decrease) from Institutional Class Shares ....................         866,942          (334,896)
                                                                                        ------------      ------------
   Advisor Class:
     Issued ........................................................................          62,313           225,217
     In Lieu of Cash Distributions .................................................          42,566           112,916
     Redeemed ......................................................................        (380,531)       (1,557,390)
                                                                                        ------------      ------------
        Net Decrease from Advisor Class Shares .....................................        (275,652)       (1,219,257)
                                                                                        ------------      ------------
        Net Increase (Decrease) in Shares Outstanding ..............................         591,290        (1,554,153)
                                                                                        ============      ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                              HEITMAN REAL ESTATE PORTFOLIO

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FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period

                                                         Institutional Class Shares
                                              ----------------------------------------------------------
                                 Six Months
                                    Ended                  Years Ended December 31,
                                  June 30,
                                    2001      ----------------------------------------------------------
                                (Unaudited)     2000        1999        1998         1997        1996
                                -----------   ---------- ----------  ----------   ----------  ----------
Net Asset Value,
   Beginning of Period ........   $  9.56      $  8.04    $  8.62     $ 10.49     $  10.96    $   8.65
                                  -------      -------    -------     -------     --------    --------
Income from Investment
   Operations:
   Net Investment Income ......      0.17         0.36       0.43        0.32         0.40        0.37
   Net Realized and
      Unrealized
      Gain (Loss) .............      0.45         1.60      (0.54)      (1.88)        1.82        2.82
                                  -------      -------    -------     -------     --------    --------
   Total from Investment
      Operations ..............      0.62         1.96      (0.11)      (1.56)        2.22        3.19
                                  -------      -------    -------     -------     --------    --------
Distributions:
   Net Investment Income ......     (0.21)       (0.36)     (0.47)      (0.31)       (0.40)      (0.37)
   In Excess of Net
      Investment Income .......        --           --         --          --        (0.05)      (0.10)
   Net Realized Gain ..........        --           --         --          --        (2.24)      (0.41)
   Tax Return of Capital (a) ..        --        (0.08)        --          --           --          --
                                  -------      -------    -------     -------     --------    --------
      Total Distributions .....     (0.21)       (0.44)     (0.47)      (0.31)       (2.69)      (0.88)
                                  -------      -------    -------     -------     --------    --------

Net Asset Value,
   End of Period ..............   $  9.97      $  9.56    $  8.04     $  8.62     $  10.49    $  10.96
                                  =======      =======    =======     =======     ========    ========
Total Return ..................      6.69%**     24.90%     (1.16)%    (15.12)%      21.12%      38.06%
                                  =======      =======    =======     =======     ========    ========

Ratios/Supplemental Data
Net Assets, End of
   Period (Thousands) .........   $86,860      $75,013    $65,767     $79,717     $134,746    $129,275
Ratio of Expenses to
   Average Net Assets .........      1.14%*       1.36%      1.25%       1.22%        1.09%       1.23%
Ratio of Net Investment
   Income to Average
   Net Assets .................      4.17%*       4.14%      5.12%       3.14%        3.57%       4.09%
Portfolio Turnover Rate .......        47%          76%        49%         80%          90%         60%

*    Annualized
**   Not annualized
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                               Advisor Class Shares
                                     Six Months   --------------------------------------------------------
                                       Ended
                                      June 30,                           Years Ended December 31,
                                        2001      --------------------------------------------------------
                                     (Unaudited)     2000        1999        1998        1997       1996
                                     ----------   ----------  ----------  ----------  ---------- ---------
Net Asset Value,
   Beginning of Period ............   $  9.55      $  8.04    $  8.62     $ 10.50     $ 10.98    $  8.67
                                      -------      -------    -------     -------     -------    -------
Income from Investment
   Operations:
   Net Investment Income ..........      0.21         0.31       0.39        0.25        0.35       0.31
   Net Realized and
      Unrealized
      Gain (Loss) .................      0.39         1.60      (0.53)      (1.86)       1.80       2.84
                                      -------      -------    -------     -------     -------    -------
   Total from Investment
      Operations ..................      0.60         1.91      (0.14)      (1.61)       2.15       3.15
                                      -------      -------    -------     -------     -------    -------
Distributions:
   Net Investment Income ..........     (0.20)       (0.33)     (0.44)      (0.27)      (0.35)     (0.31)
   In Excess of Net
      Investment Income ...........        --           --         --          --       (0.04)     (0.12)
   Net Realized Gain ..............        --           --         --          --       (2.24)     (0.41)
   Tax Return of Capital (a) ......        --        (0.07)        --          --          --         --
                                      -------      -------    -------     -------     -------    -------
      Total Distributions .........     (0.20)       (0.40)     (0.44)      (0.27)      (2.63)     (0.84)
                                      -------      -------    -------     -------     -------    -------
Net Asset Value,
   End of Period ..................   $  9.95      $  9.55    $  8.04     $  8.62     $ 10.50    $ 10.98
                                      -------      -------    -------     -------     -------    -------
Total Return (b) ..................      6.47%**     24.22%     (1.62)%    (15.54)%     20.44%     37.44%
                                      =======      =======    =======     =======     =======    =======
Ratios and
Supplemental Data
Net Assets, End of
   Period (Thousands) .............   $21,638      $23,417    $29,502     $46,665     $85,222    $79,805
Ratio of Expenses to
   Average Net Assets .............      1.64%*       1.89%      1.73%       1.73%       1.59%      1.73%
Ratio of Net Investment
   Income to Average
   Net Assets .....................      3.55%*       3.54%      4.64%       2.65%       3.14%      3.91%
Portfolio Turnover Rate ...........        47%          76%        49%         80%         90%        60%

*    Annualized
**   Not annualized
(a) Historically, the Portfolio has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.
(b) This result does not include the sales charge. If the charge had been included, the return would have been lower.

The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS  (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Heitman Real Estate Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified open-end management investment company. At June 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares--Institutional Class Shares and Advisor Class Shares. Both classes of shares have identical voting rights (except Advisor Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. Additionally, the Advisor Class Shares have a sales load with a maximum value of 4.75%. The Portfolio's investment objective is to obtain a high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business.

     Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no

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sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the reported bid price quoted on such day. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

        2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

        3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

        Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements.
This joint repurchase agreement is covered by the same collateral requirements as discussed above.

        4. Distributions to Shareholders: The Portfolio will normally distribute all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.

        The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the recognition of gains and losses on securities and permanent differences such as return of capital adjustments on REIT distributions.

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UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

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        Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

          Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

          The Portfolio implemented the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

        B. Investment Advisory Services: Under the terms of an investment advisory agreement, Heitman/PRA Securities Advisors, LLC (the "Advisor"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $100 million of daily average net assets and 0.65% of daily average net assets in excess of $100 million. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

        C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

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UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

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     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.093% per annum of the average daily net assets of the Portfolio, and annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the three months ended March 31, 2001, UAMFSI was paid $50,905, of which $16,839 was paid to SEI for their services, $18,391 to DST for their services and $13,687 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administrative Agreement (the "Administrative Agreement").

     Pursuant to the Administrative Agreement, the Portfolio pays the Administrator 0.093% per annum of the average daily net assets of the Portfolio and an annual base fee of $59,500. For the three months ending June 30, 2001, the Administrator was paid $37,624.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     The Portfolio's Advisor Class Shares are currently making payments for distribution fees at an annual rate of 0.25% of average daily net assets. In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily net assets of Advisor Class shares owned by the clients of the Service Agents.

     E. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Purchases and Sales: For the six months ended June 30, 2001, the Portfolio made purchases of $48,705,170 and sales of $43,804,546 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases and sales of long-term U.S. Government securities.

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UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

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        G. Line of Credit: The Portfolio, along with certain other portfolios of
UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended June 30, 2001, the Portfolio had no borrowings under the agreement.

        H. Other: At June 30, 2001, 61% of total Institutional Class Shares outstanding were held by 3 record Shareholders each owning 10% or greater of the aggregate total Institutional Class Shares outstanding. 43% of total Advisor Class Shares were held by 1 record shareholder.

                                      16
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                                     NOTES

UAM FUNDS                                         HEITMAN REAL ESTATE PORTFOLIO

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Officers and Trustees

James F. Orr, III                        Linda T. Gibson, Esq.
Trustee, President and Chairman          Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajdan Vetterlein
Trustee                                  Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Trustee                                  Treasurer

Philip D. English                        Molly S. Mugler
Trustee                                  Assistant Secretary

William A. Humenuk
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Advisor
Heitman/PRA Securities Advisors, LLC
180 North LaSalle Street
Chicago, IL 60601

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.